UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 15, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                   1-5721                          13-2615557
           (Commission File Number)     (IRS Employer Identification No.)

     315 PARK AVENUE SOUTH, NEW YORK, NEW YORK          10010
     (Address of Principal Executive Offices)         (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 1.01    Entry into a Material Definitive Agreement.


           As previously reported by Leucadia National Corporation ("Leucadia") in its Form 8-K filed June 16, 2005, (i) a new Master Services Agreement dated June 15, 2005 among WilTel Communications Group, LLC, WilTel Local Network, LLC, SBC Services, Inc. and SBC Communications Inc. (the "Master Services Agreement") and (ii) a Termination, Mutual Release and Settlement Agreement dated June 15, 2005 among Leucadia, WilTel Communications Group, LLC, WilTel Communications, LLC , SBC Communications Inc., SBC Operations, Inc. and SBC Long Distance, LLC (the "Termination Agreement") have been entered into.

           Leucadia is hereby amending Item 1.01 of its June 16, 2005 Form 8-K to reflect that copies of the Master Services Agreement and the Termination Agreement are being filed herewith as Exhibits 99.1 and 99.2.

Item 9.01.   Financial Statements and Exhibits.

           (c) Exhibits

           99.1 Master Services Agreement dated June 15, 2005 among WilTel Communications Group, LLC, WilTel Local Network, LLC, SBC Services, Inc. and SBC Communications Inc.

           99.2 Termination, Mutual Release and Settlement Agreement dated June 15, 2005 among Leucadia, WilTel Communications Group, LLC, WilTel
Communications, LLC, SBC Communications Inc., SBC Operations, Inc. and SBC Long Distance, LLC.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2005

                                    LEUCADIA NATIONAL CORPORATION


                                           /s/ Joseph A. Orlando
                                           -------------------------------------
                                    Name:    Joseph A. Orlando
                                    Title:   Vice President and Chief Financial
                                             Officer






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